SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2003

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas
(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description

99

Press Release, dated December 3, 2003, announcing the Company has ended talks with City Utilities of Springfield, Missouri and Tenaska, Inc. of Omaha, Nebraska, regarding the possible construction of a 600-megawatt, coal-fired power plant.

Item 9.    Regulation FD Disclosure

Attached hereto as Exhibit 99 is a press release, which is incorporated by reference herein, issued by the Company on December 3, 2003 announcing the Company has ended talks with City Utilities of Springfield, Missouri and Tenaska, Inc. of Omaha, Nebraska, regarding the possible construction of a 600-megawatt, coal-fired power plant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By	/s/	Gregory A. Knapp
		Name:	Gregory A. Knapp
		Title:	Vice President – Finance and Chief Financial Officer

Dated: December 4, 2003

Exhibit Index

Exhibit Number	Description

99

Press Release, dated December 3, 2003, announcing the Company has ended talks with City Utilities of Springfield, Missouri and Tenaska, Inc. of Omaha, Nebraska, regarding the possible construction of a 600-megawatt, coal-fired power plant.